LIMBACH

CRITICAL SYSTEMS, AHEAD OF THE MOMENT

INVESTOR PRESENTATION

2026

FIRST QUARTER RESULTS

NASDAQ: LMB

WE MAKE FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS RELATE TO EXPECTATIONS OR FORECASTS FOR FUTURE EVENTS, INCLUDING, WITHOUT LIMITATION, THE EXECUTION OF THE COMPANY'S LONG-TERM STRATEGIC ROADMAP. THESE STATEMENTS MAY BE PRECEDED BY, FOLLOWED BY OR INCLUDE THE WORDS "MAY," "MIGHT," "WILL," "WILL LIKELY RESULT," "SHOULD," "ESTIMATE," "PLAN," "PROJECT," "FORECAST," "INTEND," "EXPECT," "ANTICIPATE," "BELIEVE," "SEEK," "CONTINUE," "TARGET," "POTENTIAL," "SCENARIO," "EVOLUTION," "CRITERIA" OR SIMILAR EXPRESSIONS. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON INFORMATION AVAILABLE TO US AS OF THE DATE THEY WERE MADE AND INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES WHICH MAY CAUSE THEM TO TURN OUT TO BE WRONG. SOME OF THESE RISKS AND UNCERTAINTIES MAY IN THE FUTURE BE AMPLIFIED BY CERTAIN HEALTH CRISES OR OUTBREAKS OF DISEASES, SUCH AS EPIDEMICS OR PANDEMICS (AND RELATED IMPACTS, SUCH AS SUPPLY CHAIN DISRUPTIONS) AND THERE MAY BE ADDITIONAL RISKS THAT WE CONSIDER IMMATERIAL, OR WHICH ARE UNKNOWN. ACCORDINGLY, FORWARD-LOOKING STATEMENTS SHOULD NOT BE RELIED UPON AS REPRESENTING OUR VIEWS AS OF ANY SUBSEQUENT DATE, AND WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE THEY WERE MADE, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE SECURITIES LAWS. AS A RESULT OF A NUMBER OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, OUR ACTUAL RESULTS OR PERFORMANCE MAY BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. PLEASE REFER TO OUR MOST RECENT ANNUAL REPORT ON FORM 10-K, AS WELL AS OUR SUBSEQUENT FILINGS ON FORM 10-Q AND FORM 8-K, WHICH ARE AVAILABLE ON THE SEC'S WEBSITE (WWW.SEC.GOV), FOR A FULL DISCUSSION OF THE RISKS AND OTHER FACTORS THAT MAY IMPACT ANY FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION.

ABOUT LIMBACH

WHO WE ARE

- Leading Building Systems Solutions Firm
- Revitalizes & Maintains Mission-Critical Systems
- Keeping Buildings Ready to Perform When it Matters Most

125 YEARS IN BUSINESS	**21** BRANCH LOCATIONS	**1600** EMPLOYEES[1]
6 MISSION-CRITICAL MARKETS	**MEPC** SYSTEMS EXPERTISE	**6** ACQUISITIONS COMPLETED SINCE 2021
75.1% ODR OF TOTAL REVENUE[2]	**$240K** AVERAGE ODR PROJECT SIZE[2]	**$2.6M** AVERAGE GCR PROJECT SIZE[2]

1. Data as of March 31, 2026.
2. Metrics reflect results for the fiscal year ended December 31, 2025. ODR percentage of total revenue is calculated as ODR revenue divided by total revenue for the period. Average project size represents total revenue for the respective segment (ODR or GCR) divided by the number of projects for which revenue was recognized during the period within such segment. Amounts are presented for illustrative purposes and may not be indicative of future performance. Future results may be impacted by project mix, timing of revenue recognition and acquisitions.

WHAT WE DO

We design, optimize, deliver & maintain custom engineered solutions for **Mechanical, Electrical, Plumbing & Controls Systems.**

INTEGRATED FACILITY PLANNING

We help owners make **smarter building decisions** through a holistic view of costs, systems, risks, and future needs, delivering proactive planning and experienced staff augmentation.

REPLACEMENTS & RETROFITS

We help owners **maximize efficiency and capital** by retrofitting or right-sizing equipment, extending asset life where possible and replacing systems only when it makes operational and financial sense.

RENTAL EQUIPMENT

We **keep facilities operational** during planned work or emergencies by deploying temporary heating and cooling solutions quickly and reliably.

SERVICE & MAINTENANCE

We help owners **avoid disruptions** and control long-term costs through data-driven, equipment-agnostic maintenance strategies that extends asset life and improves reliability.

MEPC INFRASTRUCTURE UPGRADES

We **modernize and add capacity to mission-critical facilities** through new construction, central energy plants, infrastructure upgrades, and modular fabrication solutions.

ENERGY EFFICIENCY & DECARBONIZATION

We deliver tailored energy and decarbonization solutions that **lower operating costs, improve building performance, and reduce carbon impact.**

WHO WE PARTNER WITH

We partner with Building Owners with Mission-Critical MEPC Infrastructure.

Healthcare

HCA Healthcare · Trinity Health · UHS Universal Health Services, Inc. · CHS Community Health Systems · CommonSpirit · ACADIA Healthcare · OhioHealth · School of Public Health · Corewell Health · Main Line Health · AdventHealth

Industrial & Manufacturing

TreeHouse · NEOGEN · 3M · First Quality · Shaw · MFG Chemical · Consumers Energy · Campbell's · Flint Hills Resources · Tyson Foods · TVA

Data Centers

CONFIDENTIAL HYPERSCALE DATA CENTERS

CONFIDENTIAL COLOCATION DATA CENTERS

Life Science

CardinalHealth · sanofi · BAUSCH + LOMB · SAREPTA THERAPEUTICS

Higher Education

The George Washington University · Harvard University · The Ohio State University · Georgetown University · University of the District of Columbia · Boston College · Howard University · University of Michigan

Cultural & Entertainment

Disney · Universal Studios · District

WHERE WE WORK

21 LOCATIONS

1600 EMPLOYEES



LOCAL PRESENCE WITH NATIONAL REACH



Operating Footprint
Branch Locations
Limbach HQ

LIMBACH | LIMBACH | LIMBACH ACME | HARPER | Consolidated Mechanical A Limbach Company | PIONEER POWER | industrial air

HOW WE'RE DIFFERENT

We combine engineering, field execution, and enterprise-scale delivery into one standardized platform enabling us to capture more scope, guarantee performance, and serve customers nationally.

ONE-STOP-SHOP

Integrated Engineering + Field Execution

What the Market Typically Offers

- Design separated from installation
- Fragmented coordination across trades

What Limbach Delivers

- Engineers and craft teams operating as one platform
- Design-build with guaranteed performance

Outcomes

- Higher win rates on complex projects
- Improved margins through integrated delivery
- Lower execution risk

SYSTEM AGNOSTIC

Solutions-First, Not Product-Driven

What the Market Typically Offers

- Recommendations tied to proprietary equipment
- Technology lock-in that limits lifecycle flexibility

What Limbach Delivers

- Performance-first system design
- Technology flexibility across platforms

Outcomes

- Expands addressable market
- Improved margins through integrated delivery
- Supports long-term retrofit demand across aging infrastructure

ONE PARTNER

Interconnected Platform + Local Execution

What the Market Typically Offers

- Local-only execution
- Inconsistent delivery across geographies

What Limbach Delivers

- Dedicated accounts across local & national operations
- Interconnected enterprise platform

Outcomes

- Enables national account growth
- Drives reoccurring revenue
- Scalable operating leverage

OPERATING SEGMENTS




25%
GCR
For 2025
75%
ODR
For 2025



OWNER DIRECT RELATIONSHIPS (ODR)

Building Type: Existing Buildings + Infrastructure

ODR work is driven by developing and proposing customized solutions based on our deep knowledge of each facility where competing firms are challenged to provide solutions.

- Includes two primary ODR revenue streams:
  - 73%[1] is from fixed-price projects greater than $10K, with an average project size of ~ $240K.
  - 27%[1] is from reoccurring quick burning revenue: includes maintenance contracts, work order projects less than $10K, and time & materials work.

Overarching Strategy

Mix Stabilization of 75-80% ODR with Maximized Risk Adjusted Returns

GENERAL CONTRACTOR RELATIONSHIPS (GCR)

Building Type: New Construction

GCR projects are characterized as having a solution in place therefore are more likely to be procured through a competitive bid process.

- Most peers are focused on large construction, our average project size is ~$2.6M[1].
- We take an opportunistic approach to project selection to carefully manage the risk and reward profile as it relates to project size and scope.

1. Metrics reflect results for the fiscal year ended December 31, 2025. ODR percentage of total revenue is calculated as ODR revenue divided by total revenue for the period. Average project size represents total revenue for the respective segment (ODR or GCR) divided by the number of projects for which revenue was recognized during the period within such segment. Amounts are presented for illustrative purposes and may not be indicative of future performance. Future results may be impacted by project mix, timing of revenue recognition and acquisitions.

GROWTH STRATEGY

THREE PILLAR APPROACH
TO GROWTH

ORGANIC SEGMENT REVENUE PERCENTAGE MIX STABILIZATION


GCR
ODR

Mix Stabilization of 75-80% ODR

Achieving Optimal
Higher Margin Mix

MARGIN EXPANSION THROUGH EVOLVED CUSTOMER SOLUTIONS



Transformation to OEM Gross Margin
Levels of ~35-40%

SCALE THROUGH ACQUISITIONS



Expand Geographic Footprint &
Market Share Within Existing Markets

PILLAR 1

INCREASED ODR REVENUE DRIVES MARGINS



ODR Revenue % of Total Revenue
Total Gross Margin
Adjusted EBITDA Margin[1]
30%
25%
20%
15%
10%
5%
0%
100%
80%
60%
40%
20%
0%
14.3%
17.5%
18.9%
23.1%
27.8%
26.2%
22.4%
28.6%
43.6%
50.7%
66.6%
75.1%
4.4%
4.7%
6.4%
9.1%
12.3%
12.6%
2020
2021
2022
2023
2024
2025

1. See slide 24 for Non-GAAP Reconciliation Table.

PILLAR 1
FUELING LOCAL + NATIONAL GROWTH TO ACHIEVE HIGHER MARGIN MIX

NATIONAL VERTICAL MARKET TEAMS

Dedicated vertical leadership focused on expanding national accounts while strengthening local market relationships.

- Healthcare (proven model)
- Data Center
- Industrial & Manufacturing

SALES ENABLEMENT

Equipping and upskilling our sales organization to capture higher-margin opportunities across national and local markets.

- Centralized Sales Strategy, Tools, Data and Training
- Investment in Sales Talent Development

PILLAR 2

MARGIN EXPANSION THROUGH EVOLVED SOLUTIONS

TOTAL LEGACY[1]
GROSS MARGIN



30%
25%
20%
15%
10%
14.3%
17.6%
19.4%
24.1%
27.3%
28.2%
2020
2021
2022
2023
2024
2025

1. Legacy branches are considered all branch locations excluding acquisitions since 2021.

PILLAR 3
STRATEGIC ACQUISITION STRATEGY

Our disciplined M&A strategy targets scalable, consistently performing businesses that expand our geographic footprint and/or strengthen our customer solution offerings.

CRITERIA



GEOGRAPHIC EXPANSION

- Expands our footprint in existing & new markets.
- Aligned with core customer opportunities.

EXPANDS CUSTOMER SOLUTION OFFERINGS

- Expands product or service offerings.
- Other professional services applicable to multiple end-markets.

PILLAR 3

VALUE CREATION THROUGH INTEGRATING INTO A COMMON PLATFORM

Our acquisition strategy prioritizes alignment and specialized value, ensuring that each partnership enhances our culture and niche. By integrating into a common platform, we strengthen owner relationships and follow a proven value creation process to drive growth and long-term impact.

CHARACTERISTICS WE SEEK

Cultural Fit
Alignment with our values and "we care" culture

Niche
Specialized expertise in our core vertical markets

Building Owner Customers
Commitment to building long-term relationships with building owners

Systems Integrations

VALUE CREATION PROCESS

PHASE ONE

1. Common Organizational Structure
2. Reduction of Fixed Costs
3. Gross Profit Benchmarking
4. Risk Management Tools

PHASE TWO

5. Establish Account Focus
6. Deploy On-Site Account Managers
7. Roll Out Evolved Customer Offerings
8. Fully Built Out Account Teams

PILLAR 3

VALUE CREATION THROUGH INTEGRATING INTO A COMMON PLATFORM

LIMBACH JAKE MARSHALL



PHASE 1 IMPLEMENTATION
PHASE 2 IMPLEMENTATION
JAKE MARSHALL GROSS MARGIN[1]
30%
20%
10%
0%
13.4%
15.2%
15.5%
26.0%
28.1%
2021
2022
2023
2024
2025

1. Jake Marshall was purchased 12/2/2021. Full year 2021 Gross Margin is based on pro forma P&L used at time of acquisition.

FINANCIALS

STRONG BALANCE SHEET AND DISCIPLINED CAPITAL ALLOCATION STRATEGY

CASH, LEVERAGE AND LIQUIDITY[1]

- $7.7 Million Free Cash Flow[2] and 88.7% Cash Conversion Of Adj. EBITDA[2]
- $7.8 Million Cash Used In Operations
- $41.2 Million Net Debt[3] and Net Debt[3]/TTM Adj. EBITDA[4] of 0.55x
- $100 Million Revolver Facility and $76.4 Million of Liquidity

CAPITAL ALLOCATION STRATEGY

- Capital Priorities - Organic Growth, Acquisitions and Liquidity
- Investments in sales enablement and evolving customer solutions
- $50 Million Share Repurchase Plan Approved on 12/16/25 (all remaining)
- $65.7 Million Acquisition of Pioneer Power on 07/01/2025

1. Data as of and for the three months ending March 31, 2026.
2. See slide 26 for the non-GAAP reconciliation of Free Cash Flow.
3. Net Debt is equal to Total Debt of $57.0 million minus $15.8 million of cash and cash equivalents. Net Debt to Adjusted EBITDA of 0.55x is equal to $41.2 million divided by $75.6 million. See slide 26 for Non-GAAP reconciliation.
4. Calculated as Adjusted EBITDA for the twelve months ended December 31, 2025 of $81.8 million plus Adjusted EBITDA for the three months ended March 31, 2026 of $8.7 million, less Adjusted EBITDA for the three months ended March 31, 2025 of $14.9 million totals $75.6 million.

FINANCIAL GOALS

2026 Guidance[1]

REVENUE	GROSS MARGIN/ ADJUSTED EBITDA[2]	CASH[3]
$730M to $760M Total Revenue Mix Shift 75% to 80% ODR ODR Organic Revenue Growth 9% to 12%	Total Gross Margin 26% to 27% Adjusted EBITDA $90M to $94M Adj. EBITDA Margin 12% to 13%	Continued Strong Cash Flow 75% of Adj. EBITDA = Free Cash Flow

1. Reflects guidance reaffirmed by the Company on May 5, 2026.
2. This guidance speaks only as of this date and this presentation does not constitute confirmation or updating of guidance.
3. See slide 24 for the Non-GAAP Reconciliation of Adjusted EBITDA Margin.

APPENDIX

SUSTAINABILITY AT LIMBACH


PEOPLE
hearts & minds
• Hearts & Minds
• Comp & Benefits Packages
• Industry Accredited Training
PLANET
• Revitalizing Existing Infrastructure
• Reducing Energy & Operating Costs
• ENERGY STAR® Partner
GOVERNANCE
• Social Responsibility
• Community Engagement
• Culture of Belonging

PEOPLE: EMPOWERING OUR TEAM & SUPPORTING OUR COMMUNITIES

- We champion employee health and safety through our Hearts & Minds program
- We offer competitive compensation and a range of benefits and programs
- Our dedication to employee growth was recognized with the APEX award from Training magazine in 2022-2025 and the ATD Best Award in 2023-2025
- We take great pride in contributing to the communities where we live and operate through our Hearts & Hands ERG
- We were recognized by Newsweek® as one of America's Most Loved Workplaces and Best Practice Institute® as a top place to work

PLANET: REVITALIZING EXISTING INFRASTRUCTURE

- Building MEPC systems are a major source of carbon emissions
- Our focus: Enhancing energy efficiency and cutting operating costs by revitalizing existing infrastructure
- ENERGY STAR® Partner: Providing facility assessments and engineered solutions

GOVERNANCE: GOVERNING RESPONSIBILITY

- Committed to transparency, accountability and ethical conduct
- Decisions are made in the best interest of stockholders and stakeholders
- Clear policies and procedures to mitigate risks and safeguard assets
- Board oversight of sustainability policies and programs
- Code of Conduct and Ethics / Whistleblower policy

OPERATING AND FINANCIAL UPDATE
Q1 2026 PERFORMANCE

Revenue[1]



$200
$160
$120
$80
$40
$0
ODR
GCR
$133.1
$138.9
$90.4
$99.8
$42.7
$39.0
1Q' 25
1Q' 26

Year-Over-Year Change
+4.3%

Gross Profit & (Margin)[1]



$50
$40
$30
$20
$10
$0
ODR
GCR
$36.7
(27.6%)
$31.2
(22.4%)
$26.2
$23.0
$10.6
$8.2
1Q' 25
1Q' 26

Year-Over-Year Change
-15.1%

Adjusted EBITDA[2]



$20
$15
$10
$5
$0
$14.9
$8.7
1Q' 25
1Q' 26

Year-Over-Year Change
-41.7%

Dollars in millions. Totals may not foot due to rounding.
1. See the Company's quarterly earnings press release on Form 8-K for the fiscal quarter ended March 31, 2026.
2. See slide 24 for Non-GAAP Reconciliation Table.

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF ADJUSTED EBITDA MARGIN*

	Fiscal Year End December 31,						Three Months Ended March 31,	
(in thousands)	2020	2021	2022	2023	2024	2025	2026	2025
Revenue	**$568,209**	**$490,351**	**$496,782**	**$516,350**	**$518,781**	**$646,804**	**$138,859**	**$133,108**
Net income	**$5,807**	**$6,714**	**$6,799**	**$20,754**	**$30,875**	**$39,064**	**$4,380**	**$10,214**
Adjustments:								
Depreciation and amortization	6,171	5,948	8,158	8,244	11,888	18,133	4,417	4,072
Interest expense	8,627	2,568	2,144	2,046	1,869	3,133	701	526
Interest income	—	—	—	(1,217)	(2,227)	(815)	(15)	(370)
Stock-based compensation expense	1,068	2,601	2,742	4,910	5,773	7,434	2,639	2,012
Loss on early debt extinguishment	—	1,961	—	311	—	—	—	—
Change in fair value of warrant liability	1,634	(14)	—	—	—	—	—	—
Change in fair value of interest rate swap	—	—	(310)	124	(34)	191	(38)	97
Severance expense	622	—	—	—	—	—	—	—
Loss on early termination of operating lease	—	—	849	—	—	—	—	—
CEO Transition costs	—	—	—	958	—	—	—	—
Restructuring costs	—	—	6,016	1,770	1,427	2,155	94	67
Acquisition-related retention expense and contingent consideration	—	—	2,285	729	3,770	1,985	149	427
Income tax provision (benefit)	1,182	2,763	2,809	7,346	9,091	9,565	(3,657)	(2,223)
Acquisition and other transaction costs	—	735	273	826	1,282	957	—	50
Total								
Adjusted EBITDA	$25,111	$23,276	$31,765	$46,801	$63,714	$81,802	$8,670	$14,872
Adjusted EBITDA Margin	4.4%	4.7%	6.4%	9.1%	12.3%	12.6%	6.2%	11.2%

***Use of Non-GAAP Financial Measures**

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

NON-GAAP RECONCILIATION TABLE

RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE*

(In thousands, except share and per share amounts)	Fiscal Year End December 31,												Three Months Ended March 31,			
	2020		2021		2022		2023		2024		2025		2026		2025	
Net income and diluted earnings per share	**$5,807**	**$0.72**	**$6,714**	**$0.66**	**$6,799**	**$ 0.64**	**20,754**	**$1.76**	**$30,875**	**$2.57**	**$39,064**	**$3.23**	**$4,380**	**$0.36**	**$10,214**	**$0.85**
Pre-tax Adjustments:																
Amortization of acquisition-related intangible assets	630	0.08	484	0.05	1,567	0.15	1,880	0.16	4,688	0.39	8,357	0.69	1,774	0.15	1,863	0.15
Stock-based compensation expense	1,068	0.13	2,601	0.25	2,742	0.26	4,910	0.42	5,773	0.48	7,434	0.62	2,639	0.22	2,012	0.17
Loss on early debt extinguishment	—	—	1,961	0.19	—	—	311	0.03	—	—	—	—	—	—	—	—
Loss on early termination of operating lease	—	—	—	—	849	0.08	—	—	—	—	—	—	—	—	—	—
Change in fair value of interest rate swap	—	—	—	—	(310)	(0.03)	124	0.01	(34)	—	191	0.02	(38)	—	97	0.01
Change in fair value of warrant liability	1,634	0.20	(14)	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring costs	—	—	—	—	6,016	0.56	1,770	0.15	1,427	0.12	2,155	0.18	94	0.01	67	0.01
Acquisition-related retention expense and contingent consideration	—	—	—	—	2,285	0.21	729	0.06	3,770	0.31	1,985	0.16	149	0.01	427	0.04
Acquisition and other transaction costs	—	—	735	0.07	273	0.03	826	0.07	1,282	0.11	957	0.08	—	—	50	—
Severance expense	622	0.08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CEO transition costs	—	—	—	—	—	—	958	0.08	—	—	—	—	—	—	—	—
Tax effect of reconciling items[1]	(1,107)	(0.14)	(1,557)	(0.15)	(3,623)	(0.34)	(3,107)	(0.26)	(4,564)	(0.38)	(5,691)	(0.47)	(1,247)	(0.10)	(1,218)	(0.10)
Adjusted net income and Adjusted diluted earnings per share	**$8,654**	**$1.07**	**$10,924**	**$1.07**	**$16,598**	**$1.56**	**$29,155**	**$2.48**	**$43,217**	**$3.60**	**$54,452**	**$4.51**	**$7,751**	**$0.64**	**$13,512**	**$1.12**
Weighted average number of diluted shares outstanding		**8,065,464**		**10,231,637**		**10,676,534**		**11,812,098**		**12,027,398**		**12,079,583**		**12,067,589**		**12,051,678**

1. The tax effect of reconciling items was calculated using a statutory tax rate of 28% for FY 2020 and 27% for FYs 2021 through 2025, and for the three months ended March 31, 2026 and 2025.
Totals may not foot due to rounding.

*Use of Non-GAAP Financial Measures

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF FREE CASH FLOW*

(in thousands)	Fiscal Year Ended December 31,						Three Months Ended March 31,	
	2020	2021	2022	2023	2024	2025	2026	2025
Adjusted EBITDA:	**$25,111**	**$23,276**	**$31,765**	**$46,801**	**$63,714**	**$81,802**	**$8,670**	**$14,872**
Free Cash Flow:								
Net Income	$5,807	$6,714	$6,799	$20,754	$30,875	$39,064	$4,380	$10,214
Non-cash operating activities[1]	13,767	16,997	17,634	18,222	24,454	32,790	3,719	5,058
Cash from Operations (excluding working capital)	19,574	23,711	24,433	38,976	55,329	71,854	8,099	15,272
Minus: Purchases of property and equipment[2]	(1,483)	(791)	(993)	(2,266)	(2,998)	(1,712)	(407)	(229)
Free Cash Flow	**$18,091**	**$22,920**	**$23,440**	**$36,710**	**$52,331**	**$70,142**	**$7,692**	**$15,043**
Free Cash Flow Conversion %	**72.0%**	**98.5%**	**73.8%**	**78.4%**	**82.1%**	**85.7%**	**88.7%**	**101.1%**

1. Represents non-cash activity associated with depreciation and amortization, provision for credit losses / doubtful accounts, stock-based compensation expense, operating lease expense, amortization of debt issuance costs, deferred income tax provision, gain or loss on sale of property and equipment, loss on early termination of operating lease, loss on early debt modification, changes in fair value of contingent consideration, change in fair value of warrant liability, impairment of goodwill, and changes in the fair value of the Company's interest rate swap.
2. Excludes $2,095K and $4,526K of rental equipment purchases made during the twelve months ended December 31, 2025 and 2024, respectively, and $2,001K of rental equipment purchases made during the three months ended March 31, 2025.*

* Use of Non-GAAP Financial Measures

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

SUPPLEMENTAL REVENUE DISCLOSURES
ORGANIC & ACQUISITION-RELATED REVENUE*

(in thousands except for percentages)	ODR	%	GCR	%	Total Revenue	%
Revenue: Three months ended March 31, 2025	**$90,393**		**$42,715**		**$133,108**	
Components of revenue change:						
Organic revenue decline	(4,882)	(5.4)%	(12,909)	(30.2)%	(17,791)	(13.4)%
Acquisition-related revenue[1]	14,300	15.8%	9,242	21.6%	23,542	17.7%
Revenue: Three months ended March 31, 2026	**$99,811**	**10.4%**	**$39,048**	**(8.6)%**	**$138,859**	**4.3%**

1. Acquisition-related revenue reflects revenue attributable to the July 2025 acquisition of Pioneer Power.

***Use of Non-GAAP Financial Measures**

Organic and acquisition-related revenue are not defined under GAAP and may not be comparable to similarly-titled measures used by other companies and should not be considered a substitute for revenue as determined in accordance with GAAP. Management believes these non-GAAP measures provide useful information to investors by highlighting the underlying growth trends of the Company's existing operations, separate from the effects of recent acquisitions. Organic revenue reflects the change in revenue from the Company's continuing operations excluding the impact of acquisitions, while acquisition-related revenue represents the incremental contribution from businesses acquired only for the twelve-month period following the date of acquisition. These measures are intended to enhance investors' understanding of the Company's performance and trends over time, and should be considered in conjunction with, but not as a substitute for, GAAP revenue.

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